COLUMBIA INSTITUTIONAL FLOATING RATE INCOME FUND

                  Supplement Dated October 15, 2004
                 To Prospectus Dated January 1, 2004
             (As previously supplemented on July 16, 2004)


	At a Special Meeting of Shareholders of Columbia Institutional Floating Rate Income Fund (the "Fund") held on July 30, 2004, shareholders approved (1) a new advisory agreement for the Fund with Highland Capital Management, L.P. ("Highland"), and (2) a new Board of Directors familiar with Highland and with the management and operation of other funds advised by Highland.

     At a Board Meeting on August 5, 2004, the new Board of Directors approved a change in the name of the Fund to reflect the new advisory agreement with Highland. Effective October 18, 2004, the name of the Fund listed below will be modified as reflected under the caption "New Fund Name":

CURRENT FUND NAME                   NEW FUND NAME

Columbia Institutional              Highland Institutional
    Floating Rate Income Fund           Floating Rate Income Fund


	Additionally, the Board of Directors approved a change in the name of the Portfolio in which Columbia Institutional
Floating Rate Income Fund invests from Columbia Floating Rate
Limited Liability Company to Highland Floating Rate Limited
Liability Company.

Prospectus Changes

     Effective October 18, 2004, PFPC Inc. will replace the current service providers as administrator, fund accountant and transfer agent for the Fund; and PFPC Trust Company will become the custodian for the Fund. The following are changes to the Fund's Prospectus relating to instructions for buying shares:

     The section entitled "HOW TO BUY SHARES" is revised in its entirety as follows:

The Fund is engaged in a continuous public offering of its shares at the next determined net asset value per share without a sales charge. Shares may be purchased through the Distributor. The Fund does not intend to list the shares on any national securities exchange. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

You may purchase shares by check, by wire or electronic transfer. The initial purchase minimum per Fund account is $250,000. Subsequent purchases must be at least $10,000. If you wish to purchase shares to be held by a tax-sheltered retirement plan sponsored by Highland, you must obtain special forms for those plans. (See "Shareholder Services.")

BY CHECK. To make an initial purchase of shares by check, please complete and sign the application and mail it, together with a check made payable to Highland Institutional Floating Rate Income Fund, to PFPC Inc. at P.O. Box 9840, Providence, RI 02940-8040. You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Money orders and credit card convenience checks will not be accepted for purchases into your account. Each individual check submitted for purchase must be at least $10,000, and the Fund generally will not accept cash, drafts, third or fourth party checks, or checks drawn on banks outside the United States. Should an order to purchase shares of the Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.

BY WIRE. You may also pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the Fund at the PNC Bank, N.A., Philadelphia. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first call 1-877-665-1287 to request an account number and furnish your Social Security or other tax identification number. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

PNC Bank, N.A.
Philadelphia, PA
ABA Routing No. 031000053
FFC To: 8615597735
Highland Capital Funds
Attention: Control Department
Account of (exact name(s) in registration)
Shareholder Account No.

BY ELECTRONIC TRANSFER. You may also make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request by calling 1-877-665-1287 or at prescheduled intervals. Electronic transfer purchases are subject to a $500 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase Fund shares be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by the Fund.

CONDITIONS OF PURCHASE. Each purchase order for the Fund must be accepted by an authorized officer of the Fund or its authorized agent or designee and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it. The Fund reserves the right not to accept any purchase order that it determines not to be in the best interests of the Fund. The Fund also reserves the right to waive or lower its investment minimums for any reason. The Fund does not issue certificates for shares.







                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                 WITH THE PROSPECTUS FOR FUTURE REFERENCE.